UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22874

THL CREDIT SENIOR LOAN FUND
(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson
100 Federal St., 31st Floor
Boston, MA 02110

(Name and address of agent for service)

Copies of Communications to:

Nicole M. Runyan

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Registrant’s telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-844-409-6354.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-409-6354 or send an email request to tslf@thlcredit.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2019

Dear Shareholder,
On December 8, 2019, 2019, THL Credit Advisors LLC (“THL Credit” or the “Advisor”) and First Eagle Investment Management, LLC (“FEIM”) entered into a definitive agreement, whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into THL Credit, with THL Credit as the surviving company (the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, THL Credit changed its name to First Eagle Alternative Credit, LLC.
The consummation of the Transaction resulted in a change of control of the Advisor and an “assignment” of the then-current investment advisory agreement between the Fund and the Advisor (the “Prior Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), causing the Prior Advisory Agreement to terminate automatically by its terms. In order to ensure the continued management of the Fund’s assets following the termination of the Prior Advisory Agreement, at an in-person meeting held on January 9, 2020, the Board approved: (i) an interim advisory agreement between the Fund and the Advisor (the “Interim Advisory Agreement”); and (ii) subject to approval by Fund shareholders, the Advisor to continue serve as the Fund’s investment adviser on a non-interim basis, pursuant to a new investment advisory agreement between the Fund and the Advisor (the “New Advisory Agreement”). Shareholders will be asked to approve the New Advisory Agreement at the Fund’s Annual Meeting of Shareholders on April 24, 2020.
Other than the change in the ownership structure of the Advisor, the Transaction has not and will not materially affect the management and investment approach of the Advisor or the Fund. The Fund’s investment objective, principal investment strategies and fundamental investment policies will not change as a result of the Transaction. In addition, the operations of the Advisor are expected to remain substantially the same going forward, as are the nature, extent and quality of the services that the Advisor provides to the Fund. Furthermore, the combined platform of the Advisor and FEIM is expected to benefit the Fund not only through FEIM’s scale as a global asset manager, but also through its access to additional distribution channels, such as investment advisers and wire houses. FEIM has a trusted and long-standing brand presence in the wealth management business, and FEIM’s brand is expected to garner additional positive attention to the Fund. FEIM’s brand presence and long-standing relationships may increase the rate of investor engagement with the Fund, promote investor access to information and grow awareness of the Fund in the market.
2019 Loan Market Review
The U.S. Leveraged Loan market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, demonstrated positive performance in 2019, coming off a weak 2018. The Index posted returns for the year of 8.17%2, compared to 1.14%2 for 2018. The average price of the Index improved significantly from $94.093 at the end of 2018 to $96.513 at the end of 2019.
Retail bank loan mutual funds continued to see the outflows that started in October 2018 and peaked in December 2018 as retail investors continued to make moves out of floating rate into fixed rate product. For 2019, outflows totaled $37 billion.4 Institutional demand, as measured by CLO issuance, a significant provider of funding for the loan market, was $118 billion4 in 2019, down 8% from a record year of issuance in 2018.4
Following two years of record-setting issuance, new-issue loan volume tapered off significantly in 2019, totaling $392 billion5 in 2019, a decrease of 44%5 from 2018. During 2019, mergers and acquisition financings accounted for 40%5 of the volume and refinancings/repricings accounted for 51%5 of the volume. The remainder of the volume related to dividend recaps and general corporate use. Refinancings and repricings totaled $199 billion5 for 2019. While activity increased in the fourth quarter of 2019, overall activity was still down significantly from the $402 billion5 recorded in 2018. Net issuance (excluding refinancings and repricings) totaled $192 billion5 in 2019.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2019

The bank loan default rate ended the year at 1.39%,6 down from 1.64%6 at the end of 2018. This rate includes 224 new defaults occurring during the year.
Outlook
We expect the loan market to start with a strong tone, given limited new issue supply, a better economy, trade war uncertainties diminishing and continued subdued default rates.
THL Credit Senior Loan Fund Performance
As of December 31, 2019, the Fund had total investments in securities recorded at fair value of $170.4 million and net assets of  $125.3 million. The Fund’s net asset value (“NAV”) on December 31, 2019 was $16.89 per share, down from $17.29 per share on December 31, 2018.
Since inception through December 31, 2019, on an annualized basis, the Fund had returns of 5.03% on a NAV basis, outperforming the Index over the same period which had a return of 4.19%2. For the twelve months ended December 31, 2019, the Fund had returns of 4.80% on a NAV basis, while the Index returned 8.17%2 over the same period.
The Fund’s borrowings as of December 31, 2019 were $48.0 million, down $2.0 million from December 31, 2018. As a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes), leverage decreased slightly to 27.7% at December 31, 2019 from 28.1% at December 31, 2018. Over the year, leverage as a percentage of Managed Assets averaged 27.2%.
The Fund earned $12.8 million in interest income for the year ended December 31, 2019, a decrease of 6.2% from the year ended December 31, 2018. The decrease in income is driven by both a reduction in invested assets due to lower utilization of leverage during 2019, coupled with a reduction in coupon rates during 2019. The Fund’s weighted average coupon (reference rate plus spread) of the portfolio on December 31, 2019 was 6.20%, down from 6.95% as of December 31, 2018. The Fund’s weighted average spread on floating rate securities was 4.32% as of December 31, 2019, down slightly from 4.41% on December 31, 2018.
Total Fund net expenses were $3.6 million for 2019, a decrease of approximately $639,000 from 2018. Advisory fees decreased by approximately $383,000 in 2019 compared to 2018. The decrease was primarily driven by the reduced advisory fee rate of 80 bps which was effective June 22, 2018 and in place for the full year 2019. Additionally, interest expense and other fees on borrowings decreased approximately $81,000 from 2018 to 2019. This decrease was driven by a decrease in average borrowing from $58.0 million in 2018 to $47.6 million in 2019, offset by an increase in the average borrowing rate from 2.97% in 2018 to 3.44% in 2019. Expense waivers increased approximately $108,000 from 2018 to 2019 due to a full year of Fund expenses being subject to the expense cap. Additionally, professional fees declined by approximately $52,000 from 2018 to 2019
Net of Fund expenses, the Fund generated $9.2 million of net investment income during 2019, a decrease of 2.2% from prior year. During 2019, the Fund paid distributions of  $9.0 million, maintaining its monthly distribution of  $0.101/share through the entire year.
On behalf of the management team, I thank you for your continued support in us and in the THL Credit Senior Loan Fund. Please feel free to contact us at any time: tslf@thlcredit.com or 1.844.409.6454. Additional information is available on our website at www.thlcredittslf.com.
Sincerely,
Brian W. Good
President, THL Credit Senior Loan Fund
2   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2019

Past performance is not a guarantee of future results. The views expressed reflect the opinion of First Eagle Alternative Credit, LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. First Eagle Alternative Credit, LLC is not obligated to publicly update or revise any of the views expressed herein.

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an indes, which is provided for reference only. The Fund’s criteria for selecting investments vary from the Index providers’ criteria. In addition, the Fund’s returns are generally subject to management fees and other expenses. For the foregoing and other reasons, the returns achieved by the Fund and the returns of an Index should not be considered comparable.

2
Credit Suisse Leveraged Loan Index monthly returns for 2019 and 2018.

3
Credit Suisse Leveraged Loan Index average prices as of December 31, 2019 and 2018.

4
S&P Capital IQ LCD as of March 31, June 30, September 30 and December 31, 2019.

5
J.P. Morgan Leveraged Loan Market Monitor as of March 31, June 30, September 30 and December 31, 2019.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of December 31, 2019 and 2018.

   THL Credit Senior Loan Fund Annual Report | December 31, 2019   3

THL Credit Senior Loan Fund
Performance & Statistics (unaudited)December 31, 2019

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighted Average Loan Spread(4)	4.32%
Weighted Average Days to Reset	45
Weighted Average Coupon Rate	6.20%
Weighted Average Duration (Years)	0.13
Weighted Average Maturity (Years)	4.81
Number of Positions	141
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized.

(6)
Operations commenced on September 20, 2013.

(7)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on December 31, 2019.

(8)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(9)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, with represents 1.56% of the fair value of total investments held.

(10)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of December 31, 2019. Current information may differ from that shown.
TSLF Total Return
	1 Year	3 Year	5 Year	Since Inception(5)(6)
THL Credit Senior Loan Fund
NAV(7)	4.80%	3.40%	4.90%	5.03%
Market Price	10.57%	0.21%	5.29%	3.09%
CS Leveraged Loan Index(8)	8.17%	4.48%	4.53%	4.19%
Top 10 Holdings(1)(9)
Red Ventures LLC, Term Loan B-1 – First Lien	1.78%
Avaya, Inc., Tranche B Term Loan – First Lien	1.74%
Sprint Communications, Inc., 2018 Incremental Term Loan – First Lien	1.70%
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien	1.69%
Cvent, Inc., Term Loan B – First Lien	1.44%
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien	1.40%
United Natural Foods, Term Loan B – First Lien	1.38%
Alvogen Pharma US, Inc., Term Loan B – First Lien	1.35%
Infoblox, Inc., New Term Loan – First Lien	1.25%
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien	1.23%
Top 5 Industry Holdings(1)(10)
High Tech Industries	22.58%
Services: Business	19.94%
Banking, Finance, Insurance & Real Estate	5.92%
Telecommunications	5.87%
Services: Consumer	4.99%

4   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Schedule of Investments†	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) – 133.3% (97.9% of Total Investments)
Aerospace & Defense – 2.3%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 6.540% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/03/23(b)	$1,451,456	$1,427,870
Constellis Holdings LLC, Term Loan B – First Lien, 6.930% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 04/22/24	2,247,710	955,277
Constellis Holdings LLC, Term Loan B – Second Lien, 10.930% (3-Month USD LIBOR + 9.000%, 1.000% Floor), 04/21/25	1,257,500	132,038
Constellis Holdings LLC, Super Priority Term Loan – First Lien, 11.740% (1-Month USD LIBOR + 10.000%, 1.000% Floor), 12/16/20(b)	419,279	419,279
Total Aerospace & Defense		2,934,464
Automotive – 4.0%
APC Aftermarket (AP Exhaust Acquisition / CWD LLC), Term Loan A-1 – First Lien, 6.910% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 05/09/25	380,251	356,565
APC Aftermarket (AP Exhaust Acquisition / CWD LLC), Term Loan B, 6.900% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 05/09/24	679,225	325,464
Jason Incorporated, Initial Term Loan – First Lien, 6.440% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 06/30/21	1,163,691	935,316
Navistar, Inc., Tranche B Term Loan – First Lien, 5.270% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 11/06/24	1,965,000	1,962,544
Panther BF Aggregator 2 LP (Power Solutions), Term Loan B – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 04/30/26	1,422,863	1,430,425
Total Automotive		5,010,314
Banking, Finance, Insurance & Real Estate – 8.1%
Alliant Holdings Intermediate LLC (Alliant Holdings I LLC), 2018 Initial Term Loan – First Lien, 4.800% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 05/09/25	1,600,625	1,603,882
Aretec Group, Inc. (Cetera Financial Group), Term Loan – First Lien, 6.040% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/01/25	1,141,118	1,129,713
AssuredPartners Capital, Inc., 2017 September Refinancing Term Loan – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 10/22/24(c)	986,629	991,193
Avision Young Canada, Inc., Term Loan – First Lien, 6.930% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 01/31/26	1,657,701	1,632,148
Hub International Ltd., 2019 Term Loan B – First Lien, 5.900% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/25/25	1,375,000	1,390,647
Kestra Advisor Services Holdings A, Inc. (Kestra Financial),Term Loan – First Lien, 6.200% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 06/03/26(b)	822,937	822,937
Sedgwick Claims Management Services, Inc., Term Loan B – First Lien, 5.050% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 12/31/25	457,875	458,734
USI, Inc., Term Loan B – First Lien, 4.940% (3-Month USD LIBOR + 3.000%, 0.000% Floor), 05/16/24	2,062,285	2,065,121
Total Banking, Finance, Insurance & Real Estate		10,094,375
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   5

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Beverage, Food & Tobacco – 1.7%
Arctic Glacier U.S.A., Inc., Specified Refinancing Term Loan – First Lien (LIBOR + 3.500%, 1.000% Floor), 03/20/24(c)	$210,000	$203,349
Flavors Holdings, Inc., Initial Term Loan – Second Lien, 11.940% (3-Month USD LIBOR + 10.000%, 1.000% Floor), 10/03/21(b)	1,000,000	725,000
Flavors Holdings, Inc., Tranche B Term Loan – First Lien, 7.690% (3-Month USD LIBOR + 5.750%, 1.000% Floor), 04/03/20(b)	723,571	633,125
Hostess Brands LLC, 2019 Refinancing Term Loan B – First Lien (LIBOR + 2.250%, 0.750% Floor), 08/03/25(c)	623,438	626,945
Total Beverage, Food & Tobacco		2,188,419
Capital Equipment – 3.7%
Big Ass Fans LLC , Term Loan – First Lien, 5.690% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/21/24(b)	992,331	997,918
Blount International, Inc., 2018 Term Loan B – First Lien, 5.950% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 04/12/23	985,050	988,537
Gates Global LLC, Initial B-2 Dollar Term Loan, 4.550% (1-Month USD LIBOR + 2.750%, 1.000% Floor), 03/31/24	1,503,494	1,507,080
Vertiv Group Corp., Term Loan B – First Lien, 5.930% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 11/30/23	1,127,155	1,127,155
Total Capital Equipment		4,620,690
Chemicals, Plastics & Rubber – 1.8%
Ascend Performance Materials Operations LLC, Term Loan B – First Lien, 7.190% (3-Month USD LIBOR + 5.250%, 1.000% Floor), 08/27/26(b)	286,781	289,649
Polar US Borrower (SI Group, Inc.), Term Loan – First Lien, 6.850% (Prime Rate + 4.750%, 0.000% Floor), 10/15/25(b)	1,980,000	1,975,050
Total Chemicals, Plastics & Rubber		2,264,699
Construction & Building – 1.9%
Brookfield WEC Holdings, Inc. (Westinghouse), Term Loan – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 08/01/25(c)	1,609,685	1,623,263
Yak Access LLC (Yak Mat), Term Loan B – First Lien, 6.800% (1-Month USD LIBOR + 5.000%, 0.000% Floor), 07/02/25(c)	730,513	707,458
Total Construction & Building		2,330,721
Consumer Products: Durable – 1.0%
Serta Simmons Bedding LLC, Term Loan – First Lien, 5.220% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 11/08/23	1,879,217	1,225,607
Consumer Products: Non Durable – 3.4%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 09/27/24	967,161	971,591
Alphabet Holding Co., Inc. ((Nature’s Bounty)(NBTY)), Initial Term Loan – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 09/26/24(c)	1,032,360	1,000,465
International Textile Group, Inc., Term Loan – First Lien, 6.690% (1-Month USD LIBOR + 5.000%, 0.000% Floor), 05/01/24(b)	184,608	153,224
Pure Fishing, Inc. (SP PF Buyer), Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 12/21/25	992,500	929,972
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Consumer Products: Non Durable – 3.4% (continued)
ZEP, Inc. (Acuity Special Products), Initial Term Loan – First Lien, 5.940% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 08/12/24	$1,506,148	$1,172,536
Total Consumer Products: Non Durable		4,227,788
Containers, Packaging & Glass – 1.4%
Canister International Group, Inc., Term Loan B – First Lien, 6.510% (3-Month USD LIBOR + 4.750%, 0.000% Floor), 12/21/26	550,000	552,406
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – First Lien, 6.060% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 10/19/23(b)	202,686	197,112
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – Second Lien, 10.560% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 10/19/24	1,140,000	1,052,596
Total Containers, Packaging & Glass		1,802,114
Energy: Oil & Gas – 3.3%
HGIM Corp. (Harvey Gulf), Term Loan (Exit) – First Lien, 8.030% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 07/03/23	2,529,969	1,937,008
Lower Cadence Holdings LLC (Oryx Midstream),Term Loan B – First Lien, 5.800% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 05/10/26	829,167	822,434
PSS Industrial Group (Pipeline Supply & Service), Term Loan – First Lien, 7.940% (3-Month USD LIBOR + 6.000%, 1.500% Floor), 04/10/25(b)	430,430	420,745
W3 Topco LLC (Total Safety), Term Loan B – First Lien, 7.690% (LIBOR and 3-Month USD LIBOR + 6.000%, 1.000% Floor), 08/18/25	987,500	938,130
Total Energy: Oil & Gas		4,118,317
Environmental Industries – 1.2%
EnergySolutions (Energy Capital Partners), Term Loan B – First Lien, 5.850% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/09/25	1,608,418	1,524,483
Healthcare & Pharmaceuticals – 5.8%
Alvogen Pharma US, Inc., Term Loan B – First Lien, 6.550% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/01/22	2,672,379	2,296,589
Carestream Health, Inc. (aka Onex), Extended Term Loan – First Lien (LIBOR + 5.500%, 1.000% Floor), 02/28/21(c)	1,025,334	1,012,733
Civitas Solutions, Inc. (National Mentor Holding), Term Loan – First Lien, 5.710% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 03/09/26	934,459	943,570
Civitas Solutions, Inc. (National Mentor Holding), Term Loan C – First Lien, 5.710% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 03/09/26	58,480	59,050
LifeScan Global Corp., Term Loan – First Lien, 8.060% (3-Month USD LIBOR + 6.000%, 0.000% Floor), 10/01/24	1,057,875	1,012,915
Midwest Physician Administrative Services LLC (ACOF V DP Acquiror LLC aka Dupage Medical Group), Initial Term Loan – Second Lien, 8.800% (1-Month USD LIBOR + 7.000%, 0.750% Floor), 08/15/25	734,282	715,925
National Seating & Mobility, Inc., Term Loan – First Lien, 7.190% (3-Month USD LIBOR + 5.250%, 0.000% Floor), 11/14/26(b)	693,750	692,016
US Anesthesia Partners, Inc., Initial Term Loan – First Lien, 4.700% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 06/24/24	511,688	511,048
Total Healthcare & Pharmaceuticals		7,243,846
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   7

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 30.7%
Advanced Computer Software (Air Newco LLC), Term Loan B – First Lien, 6.260% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 09/20/26(b)	$1,000,000	$992,500
Ancestry.com Operations, Inc., Term Loan B – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 08/27/26	992,486	978,531
AppLovin Corp., Term Loan B – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 08/15/25	2,044,977	2,061,275
Aptean, Inc., Term Loan – First Lien, 6.190% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 04/27/26(b)	1,765,051	1,759,535
Banff Merger Sub, Inc. (BMC), Term Loan B – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/02/25	1,485,000	1,471,672
Canyon Valor Cos. (GTCR Valor Cos., Inc. (aka Cision AB)), Initial Dollar Term Loan – First Lien, 4.850% (1-Month USD LIBOR + 2.750%, 0.000% Floor), 06/16/23	1,858,382	1,864,775
Datto, Inc., Term Loan – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 04/02/26	1,243,750	1,255,410
Drilling Info, Inc., Term Loan – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 07/30/25(b)	493,682	491,214
Ellie Mae, Inc., Term Loan – First Lien, 5.940% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 04/02/26	1,122,188	1,131,311
Helios Software Holdings, Inc. (ION Corporates), Term Loan – First Lien, 6.180% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 10/24/25	875,000	870,354
Help/Systems Holdings, Inc., Term Loan – First Lien, 6.550% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 11/13/26	1,468,750	1,462,633
Infoblox, Inc., New Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 11/07/23	2,114,146	2,126,482
MH Sub I LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 09/15/24	1,897,183	1,904,430
MTS System Corp., Term Loan B 2017 – First Lien, 5.050% (1-Month USD LIBOR + 3.250%, 0.750% Floor), 07/05/23(b)	562,646	565,811
Perforce Software, Inc., Term Loan B – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 07/01/26(b)(c)	997,500	999,375
Plantronics, Inc., Term Loan B – First Lien, 4.300% (1-Month USD LIBOR + 2.500%, 0.000% Floor), 07/02/25	1,574,056	1,544,149
Project Alpha Intermediate Holding, Inc. (Qlik), Term Loan B – First Lien, 5.490% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/26/24	1,950,000	1,957,322
Promontory (Nexus Buyer LLC), Term Loan B – First Lien, 5.460% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/30/26	1,275,000	1,285,360
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd.), Term Loan – First Lien, 6.180% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 05/18/25	1,925,000	1,912,978
QuickBase, Inc., Term Loan – First Lien, 5.800% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 04/02/26(b)	1,044,750	1,043,444
Rocket Software, Inc., Term Loan – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 11/28/25	1,964,323	1,916,452
S2P Acquisition Borrower, Inc. (Jaggaer), Term Loan – First Lien, 5.790% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 08/14/26	1,022,438	1,028,404
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 30.7% (continued)
SonicWALL, Inc., Term Loan – First Lien, 5.400% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 05/16/25	$1,320,000	$1,290,848
Starfish – V Merger Sub, Inc. (Syncsort/Vero), Term Loan B – First Lien, 8.160% (3-Month USD LIBOR + 6.250%, 0.000% Floor), 08/16/24(b)(c)	1,526,236	1,469,002
TriTech Software Systems (Superion/SuperMoose), Term Loan – First Lien, 5.450% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 08/29/25	1,323,333	1,267,330
Uber Technologies, Inc., Term Loan – First Lien, 5.740% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/04/25(c)	1,408,425	1,411,179
VeriFone Systems, Inc., Term Loan – First Lien, 5.900% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 08/20/25	1,945,375	1,924,530
Vertafore, Inc., Term Loan – Second Lien (LIBOR + 7.250%, 0.000% Floor), 07/02/26(c)	500,000	496,355
Total High Tech Industries		38,482,661
Hotel, Gaming & Leisure – 4.4%
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 02/15/24	1,066,577	1,071,910
Miller’s Ale House, Inc., Term Loan – First Lien, 6.960% (3-Month USD LIBOR + 4.750%, 0.000% Floor), 05/30/25(b)	1,182,000	1,081,530
PCI Gaming Authority, Term Loan – First Lien, 4.300% (1-Month USD LIBOR + 2.500%, 0.000% Floor), 05/20/26	722,573	728,520
Portillo’s Holdings LLC, Term Loan – First Lien, 7.210% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 09/06/24(b)	498,750	499,062
Scientific Games International, Inc. (aka SGMS), Initial Term Loan B-5 – First Lien (LIBOR + 2.750%, 0.000% Floor), 08/14/24(c)	997,462	1,001,551
Steak n Shake Operations, Inc., Term Loan – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 03/19/21(b)	1,649,982	1,105,488
Total Hotel, Gaming & Leisure		5,488,061
Media: Advertising, Printing & Publishing – 0.8%
Cengage Learning Acquisitions, Inc., Term Loan B – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 06/07/23	997,416	956,362
Media: Broadcasting & Subscription – 5.2%
Clear Channel Outdoor Holdings, Inc., Term Loan B – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 08/23/26	1,047,375	1,054,947
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien, 4.800% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 02/01/24	2,079,391	2,089,923
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B, 6.150% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 12/12/26	2,000,000	2,022,510
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 5.800% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 04/18/23	1,377,567	1,335,235
Total Media: Broadcasting & Subscription		6,502,615
Media: Diversified & Production – 2.5%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien, 6.310% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 02/12/26(c)	1,883,992	1,892,235
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   9

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Media: Diversified & Production – 2.5% (continued)
IMG LLC/William Morris Endeavor Entertainment, LLC (AKA: WME Entertainment / IRIS Merger Sub), New Term Loan B-1 – First Lien, 4.680% (1-Month and 3-Month USD LIBOR + 2.750%, 0.000% Floor), 05/16/25	$1,246,701	$1,243,066
Total Media: Diversified & Production		3,135,301
Metals & Mining – 0.5%
ASP Prince Merger Sub, Inc.(aka PMHC II), Term Loan – First Lien, 5.600% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/31/25	736,875	661,345
Retail – 3.7%
American Sportsman Holdings Co. (Bass Pro), Initial Term Loan – First Lien, 6.800% (1-Month USD LIBOR + 5.000%, 0.750% Floor), 09/25/24	498,724	498,206
Apro LLC (United Pacific), Term Loan B – First Lien, 5.840% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 11/16/26(b)	997,500	1,006,228
BI-LO LLC (Southeastern Grocers), Initial Term Loan – First Lien, 9.890% (2-Month and 3-Month USD LIBOR + 8.000%, 1.000% Floor), 05/31/24	886,500	821,861
Midas Intermediate Holdco II LLC (Service King), 2017 Refinancing Term Loan – First Lien, 4.700% (3-Month USD LIBOR + 2.750%, 1.000% Floor), 08/18/21	1,221,851	1,205,557
Wand NewCo 3, Inc. (Caliber Collision/ABRA Auto Body), Term Loan B – First Lien, 5.300% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 02/05/26	1,119,375	1,130,222
Total Retail		4,662,074
Services: Business – 26.8%
Air Methods Corp., Term Loan B – First Lien, 5.600% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/21/24	997,442	876,712
Brand Energy & Infrastructure Services, Inc., Term Loan – First Lien, 6.350% (3-Month USD LIBOR + 4.250%, 1.000% Floor), 06/21/24	686,203	685,345
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 12/01/21(c)	2,528,413	2,391,878
Cvent, Inc., Term Loan B – First Lien, 5.450% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 11/29/24	2,443,969	2,445,802
Deluxe Entertainment Services Group, Inc., Term Loan – First Lien, 6.940% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 03/25/24(b)	1,584,985	1,592,910
Deluxe Entertainment Services Group, Inc., Term Loan – Second Lien, 10.440% (3-Month USD LIBOR + 6.000%, 2.500% PIK, 0.000% Floor), 09/25/24	1,117,699	873,202
DiscoverOrg LLC, Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 02/01/26(b)	897,739	902,227
EAB (Education Advisory Board/Avatar Purchaser, Inc.), Term Loan – First Lien, 5.750% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 11/15/24(c)	1,563,578	1,568,464
EagleView Technology Corp., Term Loan – First Lien, 5.410% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 08/14/25	990,000	938,649
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 26.8% (continued)
Ensemble Health Partners, Term Loan – First Lien, 5.660% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 08/03/26	$1,496,250	$1,510,277
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/10/25	1,404,703	1,205,116
Guidehouse LLP, Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 05/01/25	1,218,336	1,211,483
I-Logic Technologies Bidco Ltd. (Dealogic), Term Loan – First Lien, 4.850% (1-Month USD LIBOR + 2.750%, 1.000% Floor), 12/21/24	1,324,640	1,303,115
Mitchell International, Inc., Initial Term Loan – Second Lien, 9.050% (1-Month USD LIBOR + 7.250%, 0.000% Floor), 12/01/25(b)	283,376	272,749
Mitchell International, Inc., Term Loan – First Lien, 5.050% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 11/29/24	1,933,258	1,921,485
New Insight Holdings, Inc. (Research Now), Initial Term Loan – First Lien, 7.410% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 12/20/24	2,006,760	2,009,520
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 11.100% (3-Month USD LIBOR + 9.000%, 1.000% Floor), 11/27/21	1,018,631	627,095
North American Lifting Holdings, Inc. (TNT Crane), Term Loan – First Lien, 6.600% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 11/27/20	2,396,219	2,027,465
Red Ventures LLC, Term Loan B-1 – First Lien, 4.800% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 11/08/24	3,000,815	3,025,992
Teneo Holdings LLC,Term Loan B, 6.990% (1-Month USD LIBOR + 5.250%, 1.000% Floor), 07/11/25(b)	1,496,250	1,427,048
Trader Corp., 2017 Refinancing Term Loan – First Lien, 4.800% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 09/28/23(b)	916,519	921,102
Travel Leaders Group LLC, New Term Loan B – First Lien, 5.790% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 01/25/24	985,000	991,156
Upstream Newco, Inc., Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 11/20/26(b)	1,100,000	1,109,625
USIC Holdings, Inc., New Term Loan – First Lien, 5.050% (1-Month USD LIBOR + 3.250%, 1.000% Floor), 12/08/23	684,681	683,400
Verra Mobility Corp. (VM Corp/ATS Consolidated), Term Loan B – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 02/28/25	614,063	618,926
WIRB-Copernicus Group (Western Institutional Review Board, Inc.), Term Loan B – First Lien (LIBOR + 4.250%, 1.000% Floor), 12/12/26(c)	500,000	501,250
Total Services: Business		33,641,993
Services: Consumer – 6.8%
Cambium Learning, Inc., Term Loan – First Lien, 6.300% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 12/18/25(b)	990,000	960,300
Heartland Dental LLC, Initial Term Loan – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 04/30/25	1,084,566	1,082,305
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 5.050% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 05/01/25	890,209	893,547
Prime Security Services Borrower LLC (Apollo Security Services Borrower LLC/ Protection One Alarm Monitoring, Inc.), Term Loan B – First Lien, 4.940% (1-Month USD LIBOR + 3.250%, 1.000% Floor), 09/23/26	1,745,625	1,753,157
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   11

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Consumer – 6.8% (continued)
TruGreen LP, Term Loan B – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 03/12/26(b)	$992,500	$1,004,906
UFC Holdings LLC (fka VGD Merger Sub LLC (Zuffa)), New Term Loan B, 4.960% (1-Month USD LIBOR + 3.250%, 1.000% Floor), 04/29/26	795,887	802,242
WP CityMD Bidco LLC (CityMD), Term Loan B, 6.440% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 08/13/26	2,002,063	2,008,110
Total Services: Consumer		8,504,567
Telecommunications – 7.6%
Avaya, Inc., Tranche B Term Loan – First Lien, 5.990% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 12/16/24	3,019,690	2,972,129
Iridium Satellite, Term Loan B – First Lien, 5.550% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 11/04/26	750,000	760,549
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien, 4.900% (3-Month USD LIBOR + 3.000%, 1.000% Floor), 11/03/23	2,949,596	2,873,202
Sprint Communications, Inc., 2018 Incremental Term Loan – First Lien, 4.810% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 02/02/24	2,902,182	2,894,317
Total Telecommunications		9,500,197
Transportation: Cargo – 2.8%
Commercial Barge Line Co. (American Commercial Lines), Initial Term Loan – First Lien, 10.680% (3-Month USD LIBOR + 8.750%, 1.000% Floor), 11/12/20	2,187,675	1,137,591
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 7.600% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 08/18/22(b)	1,830,067	1,834,642
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 10.440% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 08/18/23	500,000	496,720
Total Transportation: Cargo		3,468,953
Wholesale – 1.9%
United Natural Foods, Term Loan B – First Lien, 6.050% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/22/25(c)	2,735,334	2,350,678
Total Senior Loans (Cost $173,960,398)		166,940,644
CORPORATE BOND – 0.4% (0.3% of Total Investments)
Telecommunications – 0.4%
Rackspace Hosting, Inc., 8.625%, 11/15/24(d)
(Cost $505,712)	508,000	497,188
See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2019
Investments	Shares	Value
COMMON STOCK – 0.3% (0.2% of Total Investments)
Services: Business – 0.3%
DESG Holdings, Inc. (Deluxe Entertainment)* (Cost $ – )	95,890	$344,582
MONEY MARKET FUND – 2.1% (1.6% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 1.50%(e)(f) (Cost $2,655,783)	2,655,783	2,655,783
Total Investments in Securities – 136.1% (Cost $177,121,893)		170,438,197
Borrowings (Cost $48,000,000) – (38.3)%		(48,000,000)
Other Assets in Excess of Liabilities – 2.2%		2,834,088
Net Assets – 100.0%		$125,272,285

*
Non-income producing security.

†
Securities are US securities, unless otherwise noted.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2019. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2 unless otherwise noted.

(c)	All or a portion of this position has not settled as of December 31, 2019. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.
(d)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $497,188 which represents approximately 0.4% of net assets as of December 31, 2019. Unless otherwise noted, 144A securities are deemed to be liquid.

(e)
Rate shown reflects the 7-day yield as of December 31, 2019.

(f)
Fair Value Level 1 security.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   13

THL Credit Senior Loan Fund Schedule of Investments† (concluded)	December 31, 2019
SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	2.3%
Automotive	4.0
Banking, Finance, Insurance & Real Estate	8.1
Beverage, Food & Tobacco	1.7
Capital Equipment	3.7
Chemicals, Plastics & Rubber	1.8
Construction & Building	1.9
Consumer Products: Durable	1.0
Consumer Products: Non Durable	3.4
Containers, Packaging & Glass	1.4
Energy: Oil & Gas	3.3
Environmental Industries	1.2
Healthcare & Pharmaceuticals	5.8
High Tech Industries	30.7
Hotel, Gaming & Leisure	4.4
Media: Advertising, Printing & Publishing	0.8
Media: Broadcasting & Subscription	5.2
Media: Diversified & Production	2.5
Metals & Mining	0.5
Retail	3.7
Services: Business	27.1
Services: Consumer	6.8
Telecommunications	8.0
Transportation: Cargo	2.8
Wholesale	1.9
Money Market Fund	2.1
Total Investments	136.1
Line of Credit Payable	(38.3)
Other Assets in Excess of Liabilities	2.2
Net Assets	100.0%
See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Statement of Assets and Liabilities	December 31, 2019
ASSETS
Investments, at value (cost $177,121,893)	$170,438,197
Cash	382,024
Receivable for investments sold	13,665,771
Interest receivable	541,374
Due from adviser (Note 5)	212,411
Prepaid and other expenses	67,814
Net unrealized appreciation on delayed draw loan commitments	5,417
Other asset	117,629
Total Assets	185,430,637
LIABILITIES
Borrowings (Note 4)	48,000,000
Payable for securities purchased	11,663,320
Advisory fee payable (Note 5)	117,327
Other accrued expenses	377,705
Total Liabilities	60,158,352
Commitments and Contingencies (Note 9)
Net Assets	$125,272,285
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,266,851
Total distributable loss	(15,994,566)
Net Assets	$125,272,285
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$16.89
See accompanying Notes to Financial Statements.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   15

THL Credit Senior Loan Fund Statement of Operations	For the Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$12,823,052
Total Investment Income	12,823,052
EXPENSES:
Interest expense and fees on borrowings (Note 4)	1,662,664
Advisory fees (Note 5)	1,402,897
Professional fees	231,984
Trustees’ fees and expenses (Note 5)	139,500
Administration fees	123,659
Insurance fees	77,848
Printing and mailing expenses	42,366
Custodian fees	24,999
NYSE Listing fee	23,750
Transfer agent fees	22,665
Other expenses	129,229
Total Expenses	3,881,561
Less expense waivers and reimbursements (Note 5)	(246,158)
Net Expenses	3,635,403
Net Investment Income	9,187,649
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(6,326,640)
Net change in unrealized appreciation on investments	3,144,100
Net change in unrealized appreciation on delayed draw loan commitments	8,585
Net realized and change in unrealized loss on investments and on delayed draw loan commitments	(3,173,955)
Net Increase in Net Assets from Operations	$6,013,694
See accompanying Notes to Financial Statements.
16   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS
Net investment income	$9,187,649	$9,397,430
Net realized loss on investments	(6,326,640)	(3,324,798)
Net change in unrealized appreciation (depreciation) on investments and delayed draw loan commitments	3,152,685	(5,537,060)
Net increase in net assets from operations	6,013,694	535,572
Distributions to shareholders*	(8,991,816)	(8,583,771)
Net Decrease in Net Assets	(2,978,122)	(8,048,199)
NET ASSETS:
Beginning of year	$128,250,407	$136,298,606
End of year	$125,272,285	$128,250,407

*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

See accompanying Notes to Financial Statements.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   17

THL Credit Senior Loan Fund Statement of Cash Flows	For the Year Ended December 31, 2019
Cash Flows From Operating Activities:
Net increase in net assets from operations	$6,013,694
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(111,011,031)
Proceeds from sales of investments	112,435,456
Net decrease in money market funds	6,725,118
Net change in unrealized appreciation on investments	(3,144,100)
Net change in unrealized appreciation on delayed draw loan commitments	(8,585)
Net increase accretion/amortization of premium or discount	(513,374)
Net increase in realized gains from principal paydowns	(312,927)
Net realized loss on investments	6,326,640
Increase in receivable for investments sold	(12,092,904)
Decrease in interest receivable	125,915
Increase in prepaid expenses	(43,086)
Increase in due from advisor	(69,315)
Increase in other assets	(117,629)
Increase in payable for investments purchased	6,589,903
Decrease in advisory fee payable	(10,877)
Increase in other accrued expenses	147,162
Net cash provided by operating activities	11,040,060
Cash Flows from Financing Activities:
Proceeds from borrowings	4,000,000
Repayment of borrowings	(6,000,000)
Distributions paid	(8,991,816)
Net cash used by financing activities	(10,991,816)
Net increase in cash	48,244
Cash, beginning of year	333,780
Cash, end of year	$382,024
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$1,662,664
See accompanying Notes to Financial Statements.
18   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund Financial Highlights	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of year	$17.29	$18.37	$18.64	$17.25	$18.74
Operations:
Net investment income(1)	1.24	1.27	1.26	1.37	1.36
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments(2)	(0.43)	(1.19)	(0.31)	1.29	(1.50)
Total income (loss) from operations	0.81	0.08	0.95	2.66	(0.14)
Distributions to shareholders from:
Net investment income	(1.21)	(1.16)	(1.22)	(1.27)	(1.27)
Net realized gains	—	—	—	—	(0.08)
Total distributions to shareholders	(1.21)	(1.16)	(1.22)	(1.27)	(1.35)
Net assets value per share, end of year	$16.89	$17.29	$18.37	$18.64	$17.25
Market price per share, end of year	$15.17	$14.86	$16.86	$18.74	$15.86
Total return:(3)
Net asset value	4.80%	0.24%	5.23%	15.99%	(0.96)%
Market value	10.57%	(5.55)%	(3.65)%	27.75%	0.69%
Ratios/Supplemental Data:
Net Assets, end of year (000’s)	$125,272	$128,250	$136,299	$138,258	$127,955
Ratio of expenses, including interest on borrowings, to average net assets	2.85%	3.13%	3.03%	2.65%	2.63%
Ratio of net investment income, including interest on borrowings, to average net assets	7.20%	6.89%	6.76%	7.72%	7.37%
Portfolio turnover rate	65%	57%	59%	41%	34%
Borrowings:
Aggregate principal amount, end of year (000s)	$48,000	$50,000	$58,000	$52,000	$52,000
Average borrowings outstanding during the year (000s)	$47,649	$57,978	$57,329	$52,929	$56,099
Asset coverage, end of year per $1,000 of debt(4)	$3,610	$3,565	$3,350	$3,658	$3,461

(1)
Based on average daily shares outstanding.

(2)
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   19

THL Credit Senior Loan Fund
Notes to Financial Statements    December 31, 2019

1. ORGANIZATION AND OPERATIONS
THL Credit Senior Loan Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by Certificate of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in Senior Loans. The Senior Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, will be limited to 10% of the Fund’s Managed Assets.
During the fiscal year ended December 31, 2019, THL Credit Advisors LLC (the “Adviser”) served as the Fund’s investment adviser. Effective January 31, 2020, the Adviser completed a change of control transaction (the “Transaction”) which resulted in an “assignment” of the then-current investment advisory agreement between the Fund and the Adviser under 1940 Act, causing the investment advisory agreement to terminate automatically by its terms. Accordingly, the Adviser now serves as the Fund’s interim investment adviser. Please refer to Note 11 for further information regarding the Transaction.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange, normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.
20   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   21

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2019:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$1,087,315	$1,847,149	$2,934,464
Automotive	—	5,010,314	—	5,010,314
Banking, Finance, Insurance & Real Estate	—	9,271,438	822,937	10,094,375
Beverage, Food & Tobacco	—	830,294	1,358,125	2,188,419
Capital Equipment	—	3,622,773	997,917	4,620,690
Chemicals, Plastics & Rubber	—	—	2,264,699	2,264,699
Construction & Building	—	2,330,721	—	2,330,721
Consumer Products: Durable	—	1,225,607	—	1,225,607
Consumer Products: Non Durable	—	4,074,564	153,224	4,227,788
Containers, Packaging & Glass	—	1,605,002	197,112	1,802,114
Energy: Oil & Gas	—	3,697,572	420,745	4,118,317
Environmental Industries	—	1,524,483	—	1,524,483
Healthcare & Pharmaceuticals	—	6,551,830	692,016	7,243,846
High Tech Industries	—	31,161,780	7,320,881	38,482,661
Hotel, Gaming & Leisure	—	2,801,981	2,686,080	5,488,061
Media: Advertising, Printing & Publishing	—	956,362	—	956,362
Media: Broadcasting & Subscription	—	6,502,615	—	6,502,615
Media: Diversified & Production	—	3,135,301	—	3,135,301
Metals & Mining	—	661,345	—	661,345
Retail	—	3,655,846	1,006,228	4,662,074
Services: Business	—	27,416,332	6,225,661	33,641,993
Services: Consumer	—	6,539,361	1,965,206	8,504,567
Telecommunications	—	9,500,197	—	9,500,197
Transportation: Cargo	—	1,634,311	1,834,642	3,468,953
Wholesale	—	2,350,678	—	2,350,678
Corporate Bonds*	—	497,188	—	497,188
Common Stock*	—	344,582	—	344,582
Money Market Fund	2,655,783	—	—	2,655,783
Total Investments	$2,655,783	$137,989,792	$29,792,622	$170,438,197

*
Please refer to Schedule of Investments for a breakdown of valuations by industry.

22   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2018	$36,736,956	$126,187	$503,768	$37,366,911
Realized gain (loss)	(2,743,672)	(711,827)	(351,225)	(3,806,724)
Change in unrealized appreciation /(depreciation)	1,662,268	612,810	(31,154)	2,243,924
Amortization (accretion)	100,285	—	—	100,285
Purchases	17,028,954	—	—	17,028,954
Sales and principal paydowns	(14,642,334)	(27,170)	(121,389)	(14,790,893)
Transfers into Level 3	7,670,386	—	—	7,670,386
Transfers out of Level 3	(16,020,221)	—	—	(16,020,221)
Balance as of December 31, 2019	$29,792,622	$—	$—	$29,792,622
Net change in unrealized depreciation attributable to level 3 investments held at December 31, 2019	$(268,204)	$—	$—	$(268,204)
Investments were transferred into Level 3 during the year ended December 31, 2019 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the year ended December 31, 2019 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$29,373,343	Third-party vendor pricing service	Broker quotes	N/A	Increase
Senior Loans	419,279	Recoverability	Liquidation proceeds	$140M	Increase

(1)
This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   23

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized appreciation (depreciation) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2020, the Fund will pay an excise tax liability of approximately $25,767 relating to the tax year 2019.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2019, the tax years ended December 31, 2016, 2017, 2018 and 2019 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At December 31, 2019, 93.2% of the Fund’s Managed Assets were held in first lien Senior Loans.
24   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

3. SENIOR LOANS (continued)
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At December 31, 2019, the Fund had invested $5,391,680 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of our financial instruments tied to LIBOR rates. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. Additionally, it remains to be seen which variant of SOFR, Forward-Looking SOFR or SOFR in Arrears, will be selected. Upon LIBOR’s phase out, we will need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   25

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

3. SENIOR LOANS (concluded)
On January 31, 2020, the United Kingdom withdrew from the European Union (“Brexit”), with a transition period expected to last until December 31, 2020 (unless an extention is agreed between the United Kingdom and the European Union). During the transition period, existing arrangements between the United Kingdom and the European Union will remain in place while the United Kingdom and the European Union seek to negotiate a free trade agreement that will govern the trading relationship between the United Kingdom and the European Union following the transition period. Brexit and related uncertainties has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. There is ongoing uncertainty regarding the terms of a free trade agreement, including whether an agreement will be reached by the end of the transition period, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.
4. BORROWINGS
The Fund maintains a $65.0 million credit facility (the “Credit Facility”) with Societe Generale, New York Branch, expiring on October 2, 2020. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bears an unused commitment fee on the unused portion of the unused facility amount equal to 0.55% on any day that the outstanding principal balance is less than 85% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
At December 31, 2019, the Fund had borrowings outstanding of  $48,000,000 at an interest rate of 2.96%. For the year ended December 31, 2019, the average borrowings under the Credit Facility and the average interest rate were $47,649,315 and 3.44%, respectively. For the year ended December 31, 2019, the Fund incurred $96,754 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of December 31, 2019, the Fund’s effective leverage represented 27.7% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2019.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

26   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

4. BORROWINGS (concluded)
•
the potential for a decline in the value of an investment acquired through leverage, while the

•
Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser manages the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, as well as administers the business and affairs of the Fund.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 0.80% of average daily Managed Assets.
The Adviser has agreed to limit, indefinitely, certain specified expenses (including investor relations/investor support servicing fees, treasury function expenses, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), and other expenses) (“Specified Expenses”) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets. The Expense Cap will be measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceed the Expense Cap, the Adviser will promptly reimburse the Fund to eliminate such excess. The Adviser will not seek reimbursement for any amounts paid to the Fund under this agreement. During the year ended December 31, 2019, the estimated expenses exceeding the Expense Cap to be reimbursed by the Adviser amounted to $246,158 and are disclosed in the Statement of Operations.
As of December 31, 2019, the Fund has a receivable from the Adviser of  $212,411 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, settles all portfolio trades and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
The Fund pays each Independent Trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   27

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2019, purchases and sales of investments, other than purchases and sales of money market investments, were $111,011,031 and $112,435,456 respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2019:
Shares of common stock, beginning of year	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of year	7,418,990
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2016, 2017, 2018 and 2019 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of December 31, 2019.
As determined at December 31, 2019, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The decreased accumulated net realized loss on investments by $312,927, decreased accumulated net investment income by $283,625, and decreased paid-in-capital by $29,302.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2018	$8,583,771	$—
2019	$8,991,816	$—
As of December 31, 2019 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$700,669	$9,382,619	$10,083,288
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
28   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)    December 31, 2019

8. INCOME TAX INFORMATION (concluded)
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2019, the Fund did not incur such losses.
At December 31, 2019, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$767,002	$10,083,288	$6,678,280
At December 31, 2019, the cost basis of portfolio securities for federal income tax purposes is $177,121,893. Gross unrealized appreciation is $1,713,650, gross unrealized depreciation is $8,397,346 and net unrealized depreciation is $6,683,696. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of December 31, 2019, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Appreciation
Apro LLC (United Pacific), Delayed Draw Term Loan – First Lien	$285,000	$282,150	$287,494	$5,344
Heartland Dental LLC, Delayed Draw Term Loan – First Lien	24,457	24,334	24,407	73
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation(depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.
10. SHAREHOLDER CONCENTRATION
As of December 31, 2019, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
First Trust Portfolios LP	21.85%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On December 8, 2019, the Adviser and First Eagle Investment Management, LLC (“FEIM”) entered into a definitive agreement, whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into the Adviser, with the Adviser as the surviving company (as previously defined, the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, the Adviser changed its name to First Eagle Alternative Credit, LLC.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   29

THL Credit Senior Loan Fund
Notes to Financial Statements (concluded)    December 31, 2019

11. SUBSEQUENT EVENTS (concluded)
The consumation of the Transaction resulted in a change of control of the Adviser and an “assignment” of the then-current advisory agreement (“Prior Advisory Agreement”) between the Fund and the Adviser under the 1940 Act, causing the Prior Advisory Agreement to terminate automatically by its terms. On January 9, 2020, the Board unanimously approved an interim advisory agreement (“Interim Advisory Agreement”) that includes substantially the same terms as the Prior Advisory Agreement. The Interim Advisory Agreement became effective January 31, 2020.
On January 9, 2020, the Board also unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the Adviser. All material terms of the New Advisory Agreement will remain unchanged from the material terms of the Prior Advisory Agreement. The New Investment Advisory Agreement is subject to shareholder approval. Advisory fees earned under the Interim Advisory Agreement will be escrowed pending shareholder approval of the New Advisory Agreement.
On January 31, 2020, the Fund paid a regularly scheduled distribution in the amount of  $0.101 per share to shareholders of record as of January 16, 2020.
On January 31, 2020, the Fund paid down $2 million on its credit facility, bringing the total borrowings outstanding to $46,000,000.
The Fund declared a regularly scheduled distribution in the amount of  $0.101 per share payable on February 28, 2020 to shareholders of record as of February 18, 2020.
30   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Report of Independent Registered Public Accounting Firm December 31, 2019

To the Shareholders and the Board of Trustees of
THL Credit Senior Loan Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of THL Credit Senior Loan Fund (the Fund) as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from custodian or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of THL Credit Senior Loan Fund since 2013.
Boston, Massachusetts
February 28, 2020
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   31

THL Credit Senior Loan Fund
Supplemental Information (unaudited) December 31, 2019

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, and alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
32   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Additional Information (unaudited) December 31, 2019

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2019, are designated as “qualified dividend income”:
Fund	0.00%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2019, that qualify for the corporate dividend received deduction is set forth below:
Fund	0.00%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the SEC’s website at https://www.sec.gov. Information regarding how the Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-844-409-6354 and on the SEC’s website.
Annual Shareholder Meeting
The Fund’s 2020 Annual Meeting of Shareholders is scheduled for April 24, 2020 (the “2020 Annual Meeting”). In accordance with SEC Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Fund has determined that proposals to be considered for inclusion in the Fund’s proxy statement for the 2020 Annual Meeting under SEC Rule 14a-8 under the Exchange Act must have been received by the Fund at its principal offices on or before December 2, 2019. In addition, in order for the shareholder proposal made outside of the SEC Rule 14a-8 to be considered timely under the Fund’s bylaws, such proposal must have been received by the Fund at its principal offices on or before December 2, 2019.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   33

THL Credit Senior Loan Fund
Board of Trustees (unaudited) December 31, 2019

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee(2)	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, and Chairman of the Board since August 2013	2	Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since March 2017	2	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017).	Trustee, VanEck Vectors ETF Trust (56 Funds)
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, and Audit Committee Chair since August 2013	2	Burton Consulting, LLC, Principal (2013 – Present).	None.
Michael Perino Year of Birth: 1963	Trustee, Class I, and Nominating and Governance Committee Chair since August 2013	2	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present); Associate Academic Dean (2017 – Present).	None.
Rober t J. Hickey(1) Year of Birth: 1963	Trustee, Class II since May 2019	1	First Eagle Alternative Credit, Managing Director (2012 – Present).	None.
.

(1)
“Interested person” (as such term is defined in the 1940 Act) of the Fund.

(2)
The Fund Complex includes the Fund and Eagle Growth and Income Opportunities Fund, a closed-end fund registered under the 1940 Act.

34   THL Credit Senior Loan Fund Annual Report | December 31, 2019

THL Credit Senior Loan Fund
Fund Officers (unaudited) December 31, 2019

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Brian Good Year of Birth: 1965 President and Principal Executive Officer since 2018	First Eagle Alternative Credit, LLC, Senior Managing Director and Chief Product Strategist (2012 – Present).
Jennifer Wilson Year of Birth: 1972 Treasurer, Principal Financial Officer, Principal Accounting Officer and Secretary since 2018	First Eagle Alternative Credit, LLC, Chief Accounting Officer (2020), Director of Financial Planning & Analysis (2018 – Present); Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012 – 2018).
Andrew Morris Year of Birth: 1986 Chief Compliance Officer since 2019	First Eagle Alternative Credit, LLC, Chief Compliance Officer (2020); Director, Senior Counsel (2019); Kirkland & Ellis LLP, Associate (2016 – 2019); Davis Polk & Wardwell LLP, Associate (2014 – 2016).
Sabrina Rusnak-Carlson Year of Birth: 1979 Chief Legal Officer since 2018	First Eagle Alternative Credit, LLC, General Counsel (2015 – Present) and Chief Compliance Officer (2018 – 2019); Proskauer Rose LLP, Partner (2014 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
   THL Credit Senior Loan Fund Annual Report | December 31, 2019   35

Trustees
Robert J. Hickey
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Brian Good
Jennifer Wilson
Andrew Morris
Sabrina Rusnak-Carlson
Investment Adviser
First Eagle Alternative Credit, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Proskauer Rose LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.thlcredittslf.com.
Information on the Fund is available at www.thlcredittslf.com or by calling 1-844-409-6354.
36   THL Credit Senior Loan Fund Annual Report | December 31, 2019

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	The registrant intends to satisfy the disclosure requirement under paragraph (c) of this item by posting such information on its Internet website at http://thlcredittslf.com.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at http://thlcredittslf.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,250 for 2019 and $46,000 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,200 for 2019 and $15,750 for 2018. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the THL Credit Senior Loan Fund (“TSLF”). The Pre-Approval Policies and procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of TSLF set forth the procedures and the conditions pursuant to which services performed by and independent auditor (“Auditor”) for TSLF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to TSLF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $76,950 for 2019 and $23,500 for 2018.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein and Mr. Michael Perino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

THL Credit Senior Loan Fund

PROXY VOTING POLICIES AND PROCEDURES

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of THL Credit Senior Loan Fund (the “Fund”) to delegate the responsibility for voting proxies relating to the securities held by the Fund to the Fund’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Fund’s Adviser, and directs the Adviser to vote proxies relating to Fund portfolio securities managed by the Adviser consistent with the duties and procedures set forth below. The Adviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset to the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Adviser’s Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Adviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Adviser may agree from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Adviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Adviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Adviser.

D.	Securities Lending Program. When the Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where the Adviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Adviser should request that the agent recall the security prior to the record date to allow the Adviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Adviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	The Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

B.	The Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

C.	The Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	The Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.

E.	The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

The Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Adviser’s office.

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Adviser voted proxies, and a copy of any written response by the Adviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: August 22, 2013

Amended: May 14, 2015

[Amended: November 14, 2018]

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James R. Fellows, Chief Investment Officer and Managing Director, First Eagle Alternative Credit, LLC (“FEAC”). James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian W. Good, Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Managing Director, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

The Portfolio Managers noted above manage TSLF via the Fund Investment Committee. Therefore, the day-to-day management of TSLF is shared among the Portfolio Managers. Brian J. Murphy and Steven F. Krull also serve as traders for TSLF and execute trades in the new issue and secondary bank loan markets on behalf of TSLF.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	5	$ 849 million	1**	$0
	Other Pooled Investment Vehicles:	44	$15.3 billion	6	$14.4 billion
	Other Accounts:	4	$1.1 billion	0	$0
Brian W. Good	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	37	$14.1 billion	30***	$13.2 billion
	Other Accounts:	4	$1.1 billion	0	$0
Robert J. Hickey	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	38	$14.2 billion	31***	$13.3 billion
	Other Accounts:	5	$1.1 billion	1	$2.3 million
Brian J. Murphy	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	37	$14.1 billion	30***	$13.2 billion
	Other Accounts:	4	$1.1 billion	0	$0
Steven F. Krull	Registered Investment Companies:	4	$409 million	0	$0
	Other Pooled Investment Vehicles:	37	$14.1 billion	30***	$13.2 billion
	Other Accounts:	4	$1.1 billion	0	$0

* Information as of December 31, 2019, except as noted, and is unaudited.

**Includes one business development company (“BDC”), as of September 30, 2019, for which the performance fee was waived in 2019. Therefore, no assets of the BDC are included in the “Total Assets in Accounts where Advisory Fee is Based on Performance”.

*** Includes one pooled investment vehicle which is currently in wind down and three called CLOs, and no performance based fee is being received/billed from the vehicles, so assets of the wind down portfolio and the called CLOs are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, twenty-six other accounts noted in this column represent Collateralized Loan Obligation Vehicles (CLOs) where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of the Fund. These conflicts could arise primarily from the involvement of FEAC and its affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. Affiliates of FEAC engage in a broad spectrum of activities. In the ordinary course of their business activities, the Affiliates of FEAC may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of FEAC serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of FEAC and its Affiliates have implemented certain policies and procedures (e.g., information walls). For example, FEAC and its Affiliates may come into possession of material non-public information with respect to companies in which FEAC may be considering making an investment or companies that are FEAC’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by FEAC has or has considered making an investment or which is otherwise an advisory client of FEAC and its Affiliates may restrict or otherwise limit the ability of FEAC to direct investments in such companies. FEAC may decide to modify or eliminate such information screens or barriers in the future.

FEAC or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, FEAC may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, FEAC may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“1940 Act”), also prohibits certain “joint” transactions with certain of FEAC’s Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, FEAC may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between FEAC (or its employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the 1940 Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. FEAC has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with FEAC’s fiduciary duty to the Fund and in accordance with applicable law. FEAC seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by First Eagle Alternative Credit SLS, LLC (“FEAC SLS”)], a subsidiary of FEAC, and provide services to FEAC through a staffing arrangement. FEAC SLS offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the Portfolio Manager’s salary and annual bonus, FEAC offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*
James R. Fellows	$500,001 -$1,000,000
Brian W. Good	$100,001 -$500,000
Robert J. Hickey	$50,000 - $100,000
Brian J. Murphy	$100,001 - $500,000
Steven F. Krull	$1 - $50,000

* Information as of December 31, 2019.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1)	Code of ethics – See Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THL CREDIT SENIOR LOAN FUND

By (Signature and Title)* /s/ Brian W. Good

Brian W. Good, President and Principal Executive Officer

(principal executive officer)

Date  3/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian W. Good

Brian W. Good, President and Principal Executive Officer

(principal executive officer)

Date  3/6/20

By (Signature and Title)* /s/ Jennifer Wilson

Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary

(principal financial officer)

Date  3/6/20

* Print the name and title of each signing officer under his or her signature.